SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)    February 26, 1998
                                                     ----------------------

                            ICG COMMUNICATIONS, INC.
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                  (Exact name of registrant as specified in charter)

             Delaware               1-11965               84-1342022
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     (State of Incorporation)     (Commission           (IRS Employer
                                  File Number)        Identification No.)

              161 Inverness Drive W., Englewood, Colorado  80112
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                  (Address of principal executive offices)

     9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado  80155-6742
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        (Former name or former address, if changed since last report.)

                           ICG HOLDINGS (CANADA), INC.
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              (Exact name of registrant as specified in charter)

              Canada                1-11052            Not Applicable
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     (State of Incorporation)     (Commission           (IRS Employer
                                  File Number)        Identification No.)

      1710-1177 West Hastings Street, Vancouver, British Columbia  V6E 2L3
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                  (Address of principal executive offices)

                              ICG HOLDINGS, INC.
    -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             Colorado                33-96540            84-1158866
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     (State of Incorporation)     (Commission         (IRS Employer
                                  File Number)      Identification No.)

             161 Inverness Drive W., Englewood, Colorado  80112
             --------------------------------------------------
                  (Address of principal executive offices)

     9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado  80155-6742
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

      Registrants' telephone numbers, including area codes (800) 650-5960 or
                                                           (303) 414-5000
                                                           -----------------

                              (303) 572-5960
                           ---------------------
     (Former telephone number of Registrants, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    In a press release dated February 26, 1998, ICG

          Communications, Inc., a Delaware corporation (the "Corporation"),

          announced its earnings information and results of operations for the Corporation's 1997 fourth quarter and year end.  A copy of the press release is attached as Exhibit 99.1.
                                           -------------

          ITEM 7.   EXHIBITS.
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                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated February 26, 1998.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly

          authorized.


          Dated: February 26, 1998           ICG COMMUNICATIONS, INC.

                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer



                                             ICG HOLDINGS (CANADA), INC.


                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer



                                             ICG HOLDINGS, INC.


                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer

                              EXHIBIT INDEX


          Exhibit          Description
          -------          -----------

           99.1            Press Release, dated February 26, 1998.